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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 31, 2003

                         LIBERTY GROUP PUBLISHING, INC.

               (Exact Name of Registrant as Specified in Charter)

            DELAWARE                     333-46957              36-4197635
         ---------------              ---------------         ---------------

 (State or Other Jurisdiction of        (Commission          (I.R.S. Employer
         Incorporation)                File Number)         Identification No.)

                           3000 DUNDEE ROAD, SUITE 203
                           NORTHBROOK, ILLINOIS 60062

              (Address of Principal Executive Offices and Zip Code)

                              --------------------

                                 (847) 272-2244

              (Registrant's telephone number, including area code)

                              --------------------


                                 NOT APPLICABLE

          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c)   EXHIBITS.

             99.1  Press release dated March 31, 2003.

ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

       On March 31, 2003, the Registrant issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2002. A copy of the Registrant's press release is attached as Exhibit 99.1 to this Current Report.


                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 31, 2003                   LIBERTY GROUP PUBLISHING, INC.
                                        (registrant)


                                        By:   /s/ Kenneth L. Serota
                                           -------------------------------------
                                        Name: Kenneth L. Serota
                                        Its:  President, Chief Executive Officer
                                              and Chairman of the Board of
                                              Directors




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